SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2010
Orbitz Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-33599	20-5337455

(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661

(Address of Principal Executive Offices)	(Zip Code)
(312) 894-5000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
The Circuit Court of Cook County today denied Travelport, LP’s motion for a preliminary injunction in Travelport, LP v. American Airlines, Inc. The consequence of this ruling is that the temporary restraining order prohibiting American Airlines, Inc. (“AA”) from terminating any of its agreements with Orbitz Worldwide, Inc. (the “Company”) is no longer in effect. The Company will continue to seek an arrangement with AA to distribute AA tickets on its Orbitz.com and Orbitz for Business sites. For the nine months ended September 30, 2010, the net revenue associated with AA tickets booked on the Company’s Orbitz.com and Orbitz for Business sites, including ancillary revenue, such as associated hotel, car rental, travel insurance and destination services revenue, represented approximately five percent of the Company’s total net revenue.
Forward-Looking Statements
This Form 8-K contains forward-looking statements that involve risks, uncertainties and other factors concerning, among other things, the ability to distribute AA tickets in the future. The Company’s actual results could differ materially from the results expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this Form 8-K include, but are not limited to, the ability to negotiate an alternative distribution arrangement with AA, the economic recession and general state of the financial markets; competition in the travel industry; factors affecting the level of travel activity, particularly air travel volume; maintenance and protection of the Company’s information technology and intellectual property; the outcome of pending litigation; the Company’s level of indebtedness; risks associated with doing business in multiple currencies; trends in the travel industry; and general economic and business conditions. More information regarding these and other risks, uncertainties and factors is contained in the section entitled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (“SEC”) which are available on the SEC’s website at www.sec.gov or the Company’s Investor Relations website at www.orbitz-ir.com. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this Form 8-K. All information in this Form 8-K is as of December 21, 2010, and the Company undertakes no obligation to publicly revise any forward-looking statement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.
December 21, 2010	By:	/s/ James P. Shaughnessy
		Name:	James P. Shaughnessy
		Title:	Senior Vice President, Chief Administrative Officer and General Counsel

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